SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

__________________

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  February 12, 2009

RC2 CORPORATION
(Exact name of registrant as specified in its charter)

Delaware
(State or other jurisdiction of incorporation)

0-22635	36-4088307
(Commission File Number)	(I.R.S. Employer I.D. Number)

1111 West 22nd Street Suite 320 Oak Brook, Illinois	60523
(Address of Principal Executive Offices)	(Zip Code)

630-573-7200
(Registrant's telephone number, including area code)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

  ☐       Written communications pursuant to Rule 425 under the Securities Act (17 CFR230.425)

  ☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

  ☐        Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

  ☐        Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 1 – Registrant's Business and Operations

Item 1.01     Entry into a Material Definitive Agreement

On February 12, 2009, RC2 Corporation, a Delaware corporation (the "Company"), and certain of its subsidiaries entered into a First Amendment to Credit Agreement (the "Amendment").  The Amendment adds the following to the items excluded from the definition of Adjusted EBITDA for purposes of certain financial covenants:  (a) non-cash charges for impairment of goodwill and other intangible assets incurred in the fourth quarter of 2008 and (b) severance and other related costs in connection with the workforce reduction that occurred in the fourth quarter of 2008.  The Amendment is effective as of November 30, 2008.

This description of the Amendment does not purport to be complete and is qualified in its entirety by the terms and conditions of the Amendment, a copy of which is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Section 2 – Financial Information

Item 2.02     Results of Operations and Financial Condition

On February 18, 2009, RC2 Corporation issued a press release (the "Press Release") announcing results for the quarter and year ended December 31, 2008.  A copy of the Press Release is attached as Exhibit 99.2 to this report.  The attached Exhibit 99.2 is furnished pursuant to Item 2.02 of Form 8-K.

The Press Release contains non-GAAP financial measures.  For additional information, see "Use of Non-GAAP Financial Information" and "EBITDA" in the Press Release.

The information in this Item 2.02 and Exhibit 99.2 attached hereto shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except as shall be expressly set forth by specific reference in such filing.

Section 9 – Financial Statements and Exhibits

Item 9.01     Financial Statements and Exhibits

(d)    Exhibits

                     The following exhibit is filed herewith:

                    Exhibit 99.1 – First Amendment to Credit Agreement, dated as of February 12, 2009, among the Company, certain of its subsidiaries, Bank of Montreal, as administrative agent, and the other lenders named therein.

                    The following exhibit is furnished herewith:

                    Exhibit 99.2 – Press Release of RC2 Corporation, issued February 18, 2009.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, RC2 Corporation has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RC2 CORPORATION
Date:  February 18, 2009
                  BY  /s/  Peter A. Nicholson
                         Peter A. Nicholson,
                         Chief Financial Officer